RESTATED ARTICLES OF INCORPORATION


                                WITHOUT AMENDMENT

                                       OF

                         CENTRAL POWER AND LIGHT COMPANY




     1. Central Power and Light Company, a corporation organized and existing under the laws of the State of Texas, pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts Restated Articles of Incorporation which accurately copy the articles of incorporation and all amendments thereto that are in effect to date and such Restated Articles of Incorporation as hereinafter set forth contain no change in any provision thereof.

     2. The adoption of the Restated Articles have been effected in conformity with the provisions of the Texas Business Corporation Act by Resolution of the Board of Directors of the Corporation on this 10th day of January, 1990.

     3. The articles of incorporation and all previous restatements, amendments and supplements thereto are hereby superseded by the following Restated Articles of Incorporation which accurately copy the entire text thereof:

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                         CENTRAL POWER AND LIGHT COMPANY
             -------------------------------------------------------


                                        I

     The name of the corporation shall be CENTRAL POWER AND LIGHT COMPANY.

                                       II

     The purpose for which it is formed is the generation of and supply of gas, electric light and motor power to the public.

                                       III

     The places where the business of the corporation is to be transacted are in Nueces County, Texas, and elsewhere within or without the State of Texas in accordance with the laws of said State, and its principal place of business and registered office is 539 North Carancahua, Corpus Christi, Texas, in said Nueces County, Texas, and the name of its registered agent at such address is C. Wayne Stice.

                                       IV

     The period of its duration is perpetual.

                                        V

     The number of directors constituting the Board of Directors shall be such number, not less than three, as shall be fixed from time to time by the By-laws of the corporation. The names and addresses of the persons now serving as directors are as follows:

          NAME                               ADDRESS

     Robert R. Carey                    Corpus Christi, Texas
     Robert L. Range                    Corpus Christi, Texas
     B. W. Teague                       Corpus Christi, Texas
     Richard P. Verret                  Corpus Christi, Texas
     Clayton R. Kirk                    Corpus Christi, Texas
     Dale E. Ward                       Corpus Christi, Texas
     M. L. Borchelt                     Dallas, Texas
     H. C. Petry, Jr.                   Carrizo Springs, Texas
     Ruben M. Garcia                    Laredo, Texas
     Robert A. McAllen                  Weslaco, Texas
     William R. Farquhar, Jr.           Edna, Texas
     H. Lee Richards                    Harlingen, Texas
     Jim L. Peterson                    Corpus Christi, Texas

                                       VI

     (1) The aggregate number of shares which the corporation shall have authority to issue shall be (a) 12,000,000 shares of Common Stock of the par value of $25 per share and (b) 3,035,000 shares of Preferred Stock of the par value of $100 per share, of which 100,000 shares shall be designated and known as the "4% Preferred Stock" and shall constitute a series of the Preferred Stock; 75,000 shares shall be designated and known as the "4.20% Preferred Stock" and shall constitute a series of the Preferred Stock; 260,000 shares shall be designated and known as the "7.12% Preferred Stock" and shall constitute a series of the Preferred Stock; 500,000 shares shall be designated and known as the "8.72% Preferred Stock" and shall constitute a series of the Preferred Stock; 400,000 shares shall be designated and known as the "10.10% Preferred Stock" and shall constitute a series of the Preferred Stock; and 500,000 shares shall be designated and known as the "10.05% Preferred Stock" and shall constitute a series of the Preferred Stock. The Board of Directors of the corporation shall have authority to establish by resolution, from time to time, one or more other series of the Preferred Stock and to fix and determine the designations, the rates, dates, terms and other conditions upon which dividends shall be payable, redemption prices and terms and conditions of redemption, amounts payable in the event of the voluntary liquidation of the corporation as hereinafter provided, sinking fund provisions, provisions for the redemption or purchase of shares, conversion rights, if any, and terms and conditions of conversion, and any other special rights or preferences which the Board of Directors may have authority under the laws of the State of Texas to fix and determine, applicable to the shares of any such other series, provided that the terms and provisions set forth herein with respect to the Preferred Stock shall be applicable to all shares of the Preferred Stock of each series except as and to the extent otherwise provided herein or fixed and determined by the Board of Directors by resolution establishing a particular series pursuant to the authority herein vested in such Board. Shares of the Preferred Stock from time to time authorized and unissued may be issued as shares of any existing series of Preferred Stock or of any one or more other series so established by the Board of Directors.

     (2) The holders of shares of the Preferred Stock shall be entitled to receive, in respect of each share held, dividends upon the par value thereof at the annual rate specified in the designation of such share or as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series out of the surplus or net profits of the corporation. Dividends on shares of 4% Preferred Stock, 4.20% Preferred Stock, 7.12% Preferred Stock, 8.72% Preferred Stock, 10.10% Preferred Stock and 10.05% Preferred Stock shall be payable quarter-yearly on February first, May first, August first and November first in each year, when and as declared by the Board of Directors. Dividends on shares of any other series of Preferred Stock shall be payable on

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the dates and as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series. Such dividends shall be cumulative (a) as to shares initially issued of any series, from the date of issue or such other date as may be provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series and (b) as to all other shares of such series, from the first day of the dividend period in which issued; and such dividends shall be paid, or declared and set apart for payment, before any dividends shall be declared or paid on or set apart for the Common Stock, so that if for any past dividend period or the current dividend period dividends on the Preferred Stock (of all series) shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and funds set apart for the payment thereof before any dividends shall be declared or paid on or set apart for the Common Stock. The term "dividend period", as used herein, refers to each period commencing on the date on which dividends, if declared, shall be payable and ending on the day preceding such date. The holders of shares of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends at the annual rate specified in the designation of such shares or as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series. All shares of the Preferred Stock at any time authorized, regardless of the series or designation thereof, shall constitute one class of stock and, EXCEPTING ONLY as to the designations thereof, the par value thereof, the rates, dates, terms and other conditions upon which dividends shall be payable thereon, the redemption prices and terms thereof, the amounts payable in respect thereof in the event of the voluntary liquidation, dissolution or winding up of the corporation and any provisions as to sinking fund or conversion into other securities, shall be of equal rank and confer equal rights upon the holders thereof. Whenever full cumulative dividends as aforesaid upon the Preferred Stock (of all series) and upon any other shares of stock having priority as to dividends over the Common Stock, then outstanding, for all past dividend periods and for the current dividend period shall have been paid, or declared and set apart for payment, the Board of Directors may declare and pay dividends on the Common Stock of the corporation, SUBJECT, HOWEVER, to the restrictions hereinafter set forth.

     (3) In the event of the involuntary liquidation, dissolution or winding up of the corporation, the holders of shares of the Preferred Stock (of all series) then outstanding shall be entitled to paid in full, out of the net assets of the corporation, the par value of their shares plus the accrued dividends on such shares, and no more, before any amount shall be paid or distributed to the holders of shares of the Common Stock. In the event of the voluntary liquidation, dissolution or winding up of the corporation, the holders of then outstanding shares of (a) the 4% Preferred Stock shall be entitled to be paid in full, out of the net assets of the corporation, the par value of their shares

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and the accrued dividends on such shares, and no more, and (b) the 4.20%
Preferred Stock and any other series of the Preferred Stock shall be entitled to be paid in full, out of the net assets of the corporation, the then effective redemption price of such shares (including the accrued dividends on such shares), and no more, before any amount shall be paid or distributed to the holders of shares of the Common Stock. After payment in full to the holders of all shares of the Preferred Stock (of all series) and of all other shares of stock then outstanding, if any, having a priority over the Common Stock as to assets, of the amounts to which they are respectively entitled as herein provided, the remaining assets and profits shall be divided among and paid or distributed to the holders of shares of the Common Stock.

     (4) The corporation, on the sole authority of its Board of Directors, shall have the right at any time or from time to time to redeem and retire all or any part of the Preferred Stock, or all or any part of the shares of one or more series of the Preferred Stock, upon and by the payment to the holders of the shares to be redeemed, or upon or by setting aside, as hereinafter provided, for the benefit of such holders, the redemption price or prices of the shares to be redeemed, which redemption price (a) in respect of shares of the 4% Preferred Stock shall be $105.75 per share plus accrued dividends to the date of redemption, (b) in respect of shares of the 4.20% Preferred Stock shall be $103.75 per share plus accrued dividends to the date of redemption, (c) in respect of the 7.12% Preferred Stock shall be the sum of $100, and, in addition, a premium of $7.87 per share if redeemed prior to January 1, 1978; $5.50 per share if redeemed on or after January 1, 1978 and prior to January 1, 1983; $3.13 per share if redeemed on or after January 1, 1983 and prior to January 1, 1988; and $1.00 per share if redeemed on or after January 1, 1988; PROVIDED, that none of the shares of the 7.12% Preferred Stock may be redeemed prior to January 1, 1978; if such redemption is for the purpose of refunding or is in anticipation of the refunding of said shares through the use, directly or indirectly, of funds obtained by the corporation through the issuance of any shares of Preferred Stock or any other stock ranking prior to or on a parity with the Preferred Stock, or through the incurrence of debt by the corporation, at a dividend or interest cost, as the case may be, less than 7.12% per annum; plus, in each case, accrued dividends to the date of redemption and (d) in respect of shares of all other series of Preferred Stock shall be the redemption price or prices as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series; PROVIDED that not later than on the thirtieth day prior to the date fixed for such redemption, nor earlier than on the ninetieth day before such date of redemption, notice of the intention of the corporation to redeem such shares, specifying the shares to be redeemed and the date and place of redemption, shall be deposited in a United States post office or mail box, at any place in the United States, addressed to each holder of record of the shares to be redeemed at his address as the same appears upon the records of the corporation; AND PROVIDED, further, that in mailing such notice, unintentional omissions or errors in names or addresses, or other defects in such mailing, shall not impair the validity of the notice of, or the proceedings for, such redemption. In every case of the redemption of less than all the outstanding shares of any particular series of the Preferred Stock, the shares of such series to be redeemed shall be chosen by proration (so far as may be without the issuance of fractional shares), by lot or in such other equitable manner as may be prescribed by resolution of the Board of Directors. The corporation may deposit, with a bank or trust company, which shall be named in the notice of redemption, shall be located in the City of New York, New York, or in the City of Chicago, Illinois, and shall have capital, surplus and undivided profits aggregating at least $1,000,000, the aggregate redemption price of the shares to be redeemed, in trust for the payment on or before the redemption date to or upon the order of the holders of such shares, upon surrender of the certificates for such shares. Such deposit in trust may, at the option of the corporation, be upon terms whereby in case the holder of any shares of the Preferred Stock called for redemption shall not, within ten years after the date fixed for redemption of such shares, claim the amount on deposit with any bank or trust company for the payment of the redemption price of such shares, such bank or trust company, shall on demand, when requested by resolution of the Board of Directors of the corporation or its successor, pay to or upon the written order of the corporation or its successor the amount so deposited, and thereupon such bank or trust company shall be released from any and all further liability with respect to the payment of such redemption price and the holder of said shares shall be entitled to look only to the corporation or its successor for the payment thereof. Upon the giving of notice of redemption and upon the deposit of the redemption price, as aforesaid, or, if no such deposit is made, upon the redemption date (unless the corporation defaults in making payment of the redemption price as set forth in such notice), such holders shall cease to be stockholders with respect to said shares, and from and after the making of said deposit and the giving of said notice, or, if no such deposit is made, after the redemption date (the corporation not having defaulted in making payment of the redemption price as set forth in such notice), said shares shall no longer be transferable on the books of the corporation, and said holders shall have no interest in or claim against the corporation or its successor with respect to said shares, but shall be entitled only to receive said moneys on the date fixed for redemption, as aforesaid, from said bank or trust company, or from the corporation or its successor, without interest thereon, upon surrender of the certificates for said shares as aforesaid. All shares of the Preferred Stock so redeemed shall be cancelled and retired.

     The term "accrued dividends", as used in this Article VI, shall be deemed to mean, in respect of any share of the Preferred Stock (of any series) as of any given date, the amount of dividends payable on such share, computed, at the annual dividend rate stated in the designation of such share or as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series, from the date on which dividends thereon became cumulative to and including such given date, less the aggregate amount of all dividends which have been paid, or which have been declared and set apart for payment, on such share.

     Nothing herein contained shall limit any legal right of the corporation to purchase or otherwise acquire any shares of the Preferred Stock of any series; provided that the corporation shall not redeem, purchase or otherwise acquire less than all the outstanding shares of the Preferred Stock if at the time of such redemption, purchase or other acquisition dividends payable on the Preferred Stock shall be in default in whole or in part unless, prior to or concurrently with such redemption, purchase or other acquisition, all such defaults in dividends shall have been cured, or unless such redemption, purchase or other acquisition shall have been ordered, approved or permitted by the Securities and Exchange Commission or any successor commission under the Public Utility Holding Company Act of 1935. All shares of the Preferred Stock so redeemed, purchased or acquired shall be cancelled and retired.

     (5) So long as any shares of the Preferred Stock shall be outstanding, the corporation shall not, without the affirmative vote or the consent of the record holders of at least two-thirds of the total number of shares of the Preferred Stock (of all series) at the time outstanding:

          (a) create or authorize, by amendment to the restated articles of incorporation or otherwise, shares of any class of stock ranking prior to the Preferred Stock as to dividends or assets or any security convertible into shares of such prior ranking stock, or issue any of such prior ranking stock or convertible security after the expiration of one year from such vote or consent of the holders of the Preferred Stock; or

          (b) change, alter or repeal, by amendment to the restated articles of incorporation or otherwise, any of the rights, preferences or powers of the holders of the Preferred Stock so as to affect adversely any of such rights, preferences or powers; provided that (i) any increase or decrease in the authorized amount of the Preferred Stock or the creation, or any increase or decrease in the authorized amount, of any class of stock ranking on a parity with the Preferred Stock as to dividends or assets shall not be deemed to affect adversely the rights, preferences or powers of the holders of the Preferred Stock, and (ii) if any such change, alteration or repeal would affect adversely the rights, preferences or powers of the holders of shares of one or more, but less than all, of the series of the Preferred Stock at the time outstanding, the vote or consent only of the record holders of at least two-thirds of the total number of outstanding shares of the series so affected adversely shall be required.

     No vote or consent of the holders of the Preferred Stock shall be required in respect of any transaction enumerated in this Paragraph (5) if, at or prior to the time when such transaction is to take effect, provision is made for the redemption or other retirement of all outstanding shares of the Preferred Stock the vote or consent of which would otherwise be required by this Paragraph (5).

     No provision contained in this Paragraph (5) is intended or shall be construed to relieve the corporation from compliance with any applicable statutory provision requiring the vote or consent of the holders of a greater number of the outstanding shares of the Preferred Stock.

     (6) So long as any shares of the Preferred Stock shall be outstanding the corporation shall not, without the affirmative vote or the consent of the record holders of a majority of the total number of shares of the Preferred Stock (of all series) at the time outstanding:

          (a) merge or consolidate with or into any other corporation or corporations, or sell or otherwise dispose of all or substantially all the assets of the corporation, unless such merger, consolidation, sale or other disposition, or the exchange, issuance or assumption of all securities to be exchanged, issued or assumed in connection with any such merger, consolidation, sale or other disposition, shall have been ordered, approved or permitted by the Securities and Exchange Commission or any successor commission under the Public Utility Holding Company Act of 1935; provided that the provisions of this subparagraph (a) shall not apply to the purchase by the corporation of franchises or assets of another corporation; or

          (b) issue any shares of the Preferred Stock (in addition to 100,000 shares of the 4% Preferred Stock, 75,000 shares of the 4.20% Preferred Stock and 260,000 shares of the 7.12% Preferred Stock), including the reissuance of any shares thereof reacquired by the corporation, or shares of any other stock ranking on a parity with the Preferred Stock as to dividends or assets, for any purpose other than in exchange for or to effect the redemption or other retirement of not less than an equal par amount or stated value of the Preferred Stock or of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets at the time outstanding, unless (1) the gross income of the corporation (after deducting all taxes, including taxes based on income, and determined as hereinafter provided) for twelve consecutive calendar months ending within the fifteen calendar months immediately preceding the issuance of the shares to be issued shall have been at least one and one-half times the sum of (i) the annual interest charge on all indebtedness of the corporation represented by bonds, notes or other securities, which will be outstanding immediately after the issuance of the shares to be issued, and (ii) the annual dividend requirement on all shares of the Preferred Stock and of any other stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets (including the shares to be issued), which will be outstanding immediately after the issuance of the shares to be issued; and
     (2) the common stock equity of the corporation, computed as provided in Paragraph (7) hereof, shall be not less than the aggregate amount payable in the event of the involuntary liquidation, dissolution or winding up of the corporation in respect of all shares of the Preferred Stock and of any other stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets, which will be outstanding immediately after the issuance of the shares to be issued; or

          (c) issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness (herein referred to as "unsecured obligation"), for any purpose other than refunding or renewing outstanding unsecured obligations resulting in later maturities or funding existing unsecured indebtedness (not represented by unsecured obligations), if immediately after such issue or assumption (1) the principal amount of all unsecured obligations issued or assumed by the corporation and then outstanding would exceed 20% of the aggregate of (i) the principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the corporation and then outstanding and (ii) the total capital stock and surplus of the corporation as then recorded on its books or (2) the principal amount of all unsecured obligations maturing in less than ten years, issued or assumed by the corporation and then outstanding, computed as herein provided, would exceed 10% of such aggregate. For the purpose of this subparagraph (c), the principal amount of any unsecured obligations which had an original single maturity of more than ten years from the date thereof, and the principal amount of the final maturity of any serially-maturing unsecured obligations which had one or more original maturities of more than ten years from the date thereof, shall not be regarded as unsecured obligations maturing in less than ten years until such principal amount shall be due or required to be paid within three years.

     In computing gross income of the corporation for the purposes of subparagraph (b) of this Paragraph (6), (i) in the event any additional property or assets are to be acquired by the corporation by the issuance, or the application of any of the proceeds from the issuance, of any shares of the

Preferred Stock or of stock ranking on a parity with or junior to the Preferred Stock as to dividends or assets, to be then issued, the gross income of the property or assets to be so acquired (computed on the same basis as the gross income of the corporation as herein provided and for the same period) may be included, on a pro forma basis, in making such computation of gross income of the corporation, and (ii) the amounts to be deducted from gross income as charges for depreciation, retirement, renewals, and replacements and/or amortization shall not be less in the aggregate than an amount equal to 3.2% (or such other percentage as may upon application by the corporation be approved by the Securities and Exchange Commission, or any successor authority, under the Public Utility Holding Company Act of 1935) of the arithmetical average of the amount of property of the corporation at the beginning and the amount thereof at the end, of such twelve month period, in plant accounts of the corporation with respect to which bonds may at the time be authenticated under any indenture securing first mortgage bonds of the corporation and which property is depreciable, determined in accordance with generally accepted principles of accounting. Amounts included in plant acquisition adjustment account, or accounts of similar purpose, shall not be included in the amount of such property if adequate provision for their amortization is made by current charges to income or surplus. In computing the annual interest charge and the annual dividend requirement referred to in said subparagraph (b), there shall be excluded the interest charges and dividend requirements on all indebtedness and shares of stock, respectively, which are to be redeemed or otherwise retired by the issuance, or the application of any of the proceeds from the issuance, of any shares of the Preferred Stock or of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets, then to be issued.

     If for the purpose of meeting the requirements of clause (2) of subparagraph (b) of this Paragraph (6), it shall have been necessary to take into consideration any earned surplus of the corporation, the corporation shall not thereafter pay any dividends on common stock (as defined in Paragraph (7) of this Article VI) in an amount which would result in reducing the common stock equity of the corporation, as defined in said Paragraph (7), to an amount less than the aggregate amount payable in the event of the involuntary liquidation, dissolution or winding up of the corporation in respect of all shares of the Preferred Stock and of stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets at the time outstanding.

     No vote or consent of the holders of the Preferred Stock shall be required in respect of any transaction enumerated in this Paragraph (6) if, at or prior to the time when such transaction is to take effect, provision is made for the redemption or other retirement of all outstanding shares of the Preferred Stock the vote or consent of which would otherwise be required by this Paragraph (6).

     No provision contained in this Paragraph (6) is intended or shall be construed to relieve the corporation from compliance with any applicable statutory provision requiring the vote or consent of the holders of a greater number of the outstanding shares of the Preferred Stock.

     (7) So long as any shares of the Preferred Stock shall be outstanding, the corporation shall not declare or pay any dividends on common stock of the corporation (as herein defined), except as follows:

          (a) if and so long as the common stock equity of the corporation (as herein defined) on the last day of a calendar month ending within sixty days next preceding the date on which a dividend on common stock is proposed to be declared is, or as a result of the payment of such dividend would become, less than 20% of total capitalization of the corporation (as herein defined), the corporation shall not (except as hereinafter provided) declare any such dividend in an amount which, together with all other dividends on common stock paid within the year ending with and including the date on which such dividend is proposed to be payable, exceeds 50% of the net income of the corporation available for dividends on common stock (determined as herein provided) for twelve consecutive calendar months ending within sixty days next preceding the month in which such dividend is proposed to be declared; provided that if any dividends (or additional dividends) on common stock could have been declared under the foregoing limitation in any previous year or years, but were not declared, then such dividend proposed to be paid may exceed 50% of the above specified net income of the corporation by a total amount equal to the aggregate amount of all dividends on common stock that could have been so declared but were not declared; and

          (b) if and so long as the common stock equity on the last day of a calendar month ending within sixty days next preceding the date on which a dividend on common stock is proposed to be declared is, or as a result of the payment of such dividend would become, less than 25% but not less than 20% of total capitalization, the corporation shall not (except as hereinafter provided) declare any such dividend in an amount which, together with all other dividends on common stock paid within the year ending with and including the date on which such dividend is proposed to be payable, exceeds 75% of the net income of the corporation available for dividends on common stock for twelve consecutive calendar months ending within sixty days next preceding the month in which such dividend is proposed to be declared; provided that if any dividends (or additional dividends) on common stock could have been declared under the foregoing limitation of this paragraph in any previous year or years, but were not declared, then such dividend proposed to be paid may exceed 75% of the above specified net income of the corporation by a total amount equal to the aggregate amount of all dividends on common stock that could have been so declared but were not declared; and

          (c) at any time when the common stock equity is 25% or more of total capitalization, the corporation shall not declare dividends on common stock which would reduce the common stock equity below 25% of total capitalization, except to the extent provided or permitted in subparagraphs
     (a) and (b) above.

     "Dividends on common stock" of the corporation shall mean and include all dividends on common stock (other than dividends payable solely in shares of Common Stock or applied by the recipient to the purchase from the corporation of shares of its Common Stock), distributions on, and purchases or other acquisitions for value of, Common Stock of the corporation or other stock, if any, ranking junior to the Preferred Stock as to dividends or assets.

     "Common stock equity" of the corporation shall mean the aggregate of (a) the par value of, or stated capital represented by, the outstanding shares of all stock of the corporation ranking junior to the Preferred Stock as to dividends or assets, and all premiums in respect of such junior ranking stock, as carried on the books of the corporation, and (b) the amount of all surplus accounts of the corporation, AFTER DEDUCTING from such aggregate (1) the excess, if any, of the aggregate amount payable in the event of the involuntary liquidation, dissolution or winding up of the corporation in respect of all outstanding shares of stock of the corporation ranking prior to the Common Stock as to dividends or assets, over the aggregate par value of, or stated capital represented by, such outstanding shares of prior ranking stock and any premiums thereon, (2) any amounts recorded on the books of the corporation (estimated, is not known) for used or useful utility plant and other property in excess of the original cost of such plant or property, (3) any intangible items (such as unamortized debt discount and expense, capital stock discount and expense and other intangible items) set forth on the asset side of the balance sheet of the corporation as a result of accounting convention, (4) the excess, if any, for the period beginning November 1, 1943 and ending December 31, 1976, of an amount equal to 15% of the gross operating revenues derived by the corporation from the operation of its properties for the period (AFTER EXCLUDING OR DEDUCTING from such revenues all non-operating income, revenues derived directly from properties leased to the corporation, and the aggregate cost of electric energy, gas, water and ice purchased for exchange or resale), over the aggregate amount charged or provided by the corporation on its books for maintenance, repairs and depreciation of property for such period; provided that no deduction shall be made or required to be made for or in respect of any items or amounts referred to in clauses (2) and (3) of this paragraph in the event such items or amounts are being amortized or are provided for, or are being provided for, by reserves and (5) the excess, if any, for the period beginning January 1, 1977, to the end of a month ending within ninety days next preceding the date as of which common stock equity is being determined, of an aggregate amount equal to 3.2% annually (or such other percentage as may upon application by the corporation be approved by the Securities and Exchange Commission, or any successor authority, under the Public Utility Holding Company Act of 1935) of the arithmetical average of the amount of depreciable property of the corporation at the beginning, and the amount thereof at the end, of each calendar year and portion thereof contained in such period, in plant accounts of the corporation, with respect to which bonds may at the time be authenticated under any indenture securing first mortgage bonds of the corporation, determined in accordance with generally accepted principles of accounting (excluding amounts included in plant acquisition adjustment account, or accounts of similar purpose, if adequate provision for the amortization of such amounts is made by current charges to income or surplus), over the aggregate amount charged or provided by the corporation on its books as charges for depreciation, retirements, renewals and replacements and/or amortization for such period."

     "Total capitalization" of the corporation shall mean the aggregate of (i) the principal amount of all outstanding bonds, debentures, notes and other securities representing indebtedness (whether secured or unsecured) of the corporation maturing more than twelve months after the date as of which total capitalization is being determined, and (ii) the par value of, or stated capital represented by, the outstanding shares of the capital stock of all classes of the corporation, all premiums in respect of such stock, as carried on the books of the corporation, and the amount of all surplus accounts of the corporation, after deducting from such aggregate any amounts required to be deducted, in the determination of common stock equity, pursuant to the provisions of clauses (2) and (3) of the foregoing definition of "common stock equity".

     "Net income of the corporation available for dividends on common stock" shall be determined by deducting from the sum of the total operating revenues and other income of the corporation for any given period, all operating expenses for such period (including maintenance, repairs and depreciation, taxes based on income and all other taxes, all proper accruals, interest charges, amortization charges, other proper income deductions and dividends paid or accrued on outstanding shares of stock of the corporation ranking prior to the Common Stock as to dividends, for such period), all as determined in accordance with such system of accounts as may be prescribed by regulatory authorities having jurisdiction in the premises, or, in the absence of any such system of accounts, in accordance with generally accepted accounting principles.

     (8) The voting rights of the holders of shares of the Preferred Stock and of the Common Stock of the corporation shall be as follows:

          (a) No holder of shares of the Preferred Stock shall be entitled to vote, at any meeting of stockholders of the corporation, for the election of directors or in respect of any other matter, except as expressly provided in Paragraph (5) or (6) of this Article VI or in this Paragraph
     (8) and except as may be required by law. In such excepted cases, each record holder of shares of the Preferred Stock shall have one vote for each share of the Preferred Stock held by him. Each record holder of shares of Common Stock shall, at all meetings of stockholders of the corporation, have one vote for each share of Common Stock held by him, except as otherwise provided in this Paragraph (8).

          (b) If and when dividends payable on the Preferred Stock shall be in default in an amount equal to the annual dividends or more per share on all shares of the Preferred Stock at the time outstanding, and thereafter until all dividends on such Preferred Stock in default shall have been paid, the record holders of shares of the Preferred Stock, voting separately as a class, shall be entitled, at each meeting of stockholders at which directors are elected, to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors of the corporation, and, EXCEPT as provided in the following subparagraph (c), the record holders of shares of the Common Stock, voting separately as a class, shall be entitled at any such meeting to elect the remaining directors of the corporation. The term of office of each director of the corporation shall terminate upon the election of his successor. At each election of directors by a class vote pursuant to the provisions of this paragraph, the class first electing the directors which it is entitled to elect shall name the directors who are to be succeeded by the directors then elected by such class, whereupon the term of office of the directors so named shall terminate. The term of office of the directors not so named shall terminate upon the election by the other class of the directors which it is entitled to elect.

          (c) If and when all dividends then in default on the Preferred Stock then outstanding shall be paid (and such dividends shall be paid, or declared and set apart for payment, out of any funds legally available therefor, as soon as reasonably practicable), the holders of shares of the Preferred Stock shall thereupon be divested of the special right with respect to the election of directors provided for in subparagraph (b) of this Paragraph (8), and the voting power of the holders of the Preferred

     Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such special rights in the record holders of shares of the Preferred Stock in case of further like defaults in the payment of dividends thereon as described in said subparagraph (b). Dividends shall be deemed to have been paid, as that term is used in this subparagraph (c), whenever such dividends shall have been declared and paid, or declared and provision made for the payment thereof, or whenever there shall be (i) funds available for the payment thereof and (ii) sufficient surplus or net profits of the corporation legally available for the payment thereof which shall have accrued since the date of the default giving rise to such special voting right; and thereupon the holders of a majority of the Common Stock shall have the right to elect directors to succeed those elected by the holders of the Preferred Stock, provided that in the event all dividends in default on the Preferred Stock at the time of the election of such successor directors shall not actually be paid or declared and set apart for payment within thirty days after such election, such successor directors so elected shall resign forthwith and the directors elected by the holders of the Preferred Stock shall forthwith be reelected to fill the vacancies so created and shall assume office as directors.

          (d) In case of any vacancy in the Board of Directors occurring among the directors elected by the holders of the shares of the Preferred Stock, as a class, pursuant to subparagraph (b) of this Paragraph (8), the holders of the shares of the Preferred Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In case of a vacancy in the Board of Directors occurring among the directors elected by the holders of the shares of the Common Stock, as a class, pursuant to subparagraph (b) of this Paragraph
     (8), the holders of the shares of the Common Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In all other cases, any vacancy occurring among the directors shall be filled by the vote of a majority of the remaining directors.

          (e) Whenever the holders of the shares of the Preferred Stock, as a class, become entitled to elect directors of the corporation pursuant to subparagraph (b) or (d) of this Paragraph (8), or whenever the holders of the shares of the Common Stock, as a class, become entitled to elect directors of the corporation pursuant to subparagraph (b) or (d) of this Paragraph (8), a special meeting of the holders of the shares of the Preferred Stock or of the holders of the shares of the Common Stock, as the case may be, for the election of such directors, shall be held at any time thereafter upon call by the holders of not less than 1,000 shares of the Preferred Stock or of the Common Stock, as the case may be, or upon call by the Secretary of the corporation at the request in writing of any stockholder addressed to him at the principal office of the corporation. If no such special meeting be called or be requested to be called, the election of the directors to be elected by the holders of the shares of the Preferred Stock, voting as a class, and of those to be elected by the holders of the shares of the Common Stock, voting as a class, shall take place at the next annual meeting of the stockholders of the corporation next succeeding the accrual of such special voting right. At all meetings of stockholders at which directors are elected during such times as the holders of shares of the Preferred Stock shall have the special right, voting as a class, to elect directors pursuant to subparagraph (b) of this Paragraph (8), the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum of such class for the election of directors, and, except as hereinafter stated, the presence in person or by proxy of the holders of a majority of the outstanding shares of all series of the Preferred Stock shall be required to constitute a quorum of such class for the election of directors; provided, however, that (i) the absence of a quorum of the holders of stock of either such class shall not prevent the election at any such meeting, or adjournment thereof, of directors by the other such class if the necessary quorum of the holders of stock of such class is present in person or by proxy at such meeting, and (ii) in the absence of a quorum of the holders of stock of either such class, a majority of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class, and (iii) at any such adjourned meeting, the presence in person or by proxy of the holders of not less than 35% of the outstanding shares of the Preferred Stock shall constitute a quorum of the Preferred Stock for the election of directors by such class, and (iv) if at any such adjourned meeting the holders of at least 35% of the outstanding shares of the Preferred Stock shall not be present in person or by proxy, the directors to be elected by such class shall be elected by vote of the holders of not less than a majority of the outstanding shares of Common Stock. Not less than thirty days' notice in writing of any such adjourned meeting shall, upon request, be given by the corporation at its expense to the record holders of such class or classes.

          (f) In consideration of the issue, sale or delivery by the corporation, and the purchase or other acquisition by the holders thereof, of shares of the capital stock (both preferred and common) of the corporation, each and every present holder and each and every future holder of shares of the capital stock (both preferred and common) of the corporation shall be conclusively deemed, by purchasing, acquiring or holding such shares, to have expressly consented to all and singular the terms and provisions of this Paragraph (8) and to have agreed that the voting rights of such holder, and the restrictions and qualifications thereof, shall be as set forth in this Paragraph (8).

     (9) No share of stock or evidence of indebtedness shall be deemed to be "outstanding", as that term is used in this Article VI, if prior to or concurrently with the event in reference to which a determination as to the amount thereof outstanding is to be made, the requisite funds for the redemption, payment or other retirement thereof shall be deposited in trust for that purpose and, in the case of redemption, the requisite notice for the redemption thereof shall be given or the depositary of such funds shall be irrevocably authorized and directed to give or complete such notice of redemption.

     (10) No holder of shares of stock of any class of the corporation shall be entitled, as a matter of right, to subscribe for, purchase or receive any shares of stock of any class of the corporation, or any rights or options of the corporation which it may issue or sell, whether out of the number of shares now authorized or hereafter authorized. Nor shall any holder of shares of stock of any class of the corporation be entitled, as a matter of right, to subscribe for, purchase or receive any shares of stock or bonds, debentures or other obligations which the corporation may issue or sell, which shall be convertible into or exchangeable for stock of any class of the corporation, or to which shall be attached or appertain any warrant or warrants (or other instrument or instruments) which shall confer upon the holder or owner the right to subscribe for or purchase from the corporation any shares of its capital stock of any class; and all such additional issues of shares of stock of any class, rights or options, or of stock or bonds, debentures or other obligations convertible into or exchangeable for stock, or to which such warrants shall be attached or appertain, may be issued and disposed of as determined by the Board of Directors to such persons (whether stockholders or not), at such times, for such consideration and upon such terms, permitted by the laws of the State of Texas, as the Board of Directors in its absolute discretion may deem advisable.

     (11) The corporation reserves the right to increase or decrease its authorized capital stock or any class or classes thereof, or any series of any such class, or to reclassify the same, and to amend, alter, change or repeal any provision contained in the restated articles of incorporation of the corporation, or in any future amendment to the restated articles of incorporation as then in effect, in the manner now prescribed or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed; and all rights granted to or conferred upon stockholders in the restated articles of incorporation of the corporation, or any future amendment thereto, are granted or conferred subject to this reservation.

     (12) Neither a consolidation or merger of the corporation with or into any other corporation, nor a merger of any other corporation into the corporation, nor the purchase or other acquisition, redemption or other retirement by the corporation of all or any part of the outstanding shares of its preferred stock of any class, shall be deemed to be a distribution of assets or a liquidation, dissolution or winding up, of the corporation within the meaning of any of the provisions of the restated articles of incorporation of the corporation, as then in effect.

                                       VII

     To the full extent permitted by the Texas Miscellaneous Corporation Laws Act or any other applicable laws as presently or hereafter in effect, no director of the corporation shall be liable to the corporation or its shareholders for monetary damages for or with respect to any acts or omissions in his or her capacity as a director of the corporation. No amendment to or repeal of this Article VII shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.


                           --------------------------


     IN TESTIMONY WHEREOF, Central Power and Light Company has caused the foregoing restated articles of incorporation without amendment to be executed in duplicate on its behalf by its officers thereunto duly authorized, on this 10th day of January, 1990.


                         CENTRAL POWER AND LIGHT COMPANY



                         By         Robert R. Carey
                           President and Chief Executive Officer



                         By         C. Wayne Stice
                                       Secretary

THE STATE OF TEXAS
                      ss.
COUNTY OF NUECES



     I, the undersigned authority, do hereby certify that on this 10th day of January, 1990, personally appeared before me Robert R. Carey, who being by me first duly sworn, declared that he is the President and Chief Executive Officer of CENTRAL POWER AND LIGHT COMPANY, that he signed the foregoing document as President and Chief Executive Officer of said corporation, and that the statements therein contained are true.



                                        Mary E. Hunt
                                  Notary Public in and for
                                    Nueces County, Texas

                             ARTICLES OF CORRECTION
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                               WITHOUT AMENDMENT
                                       OF
                        CENTRAL POWER AND LIGHT COMPANY


     1. The name of the Corporation is Central Power and Light Company, which is a Texas Corporation.

     2. The instrument to be corrected is the RESTATED ARTICLES OF INCORPORATION WITHOUT AMENDMENT OF CENTRAL POWER AND LIGHT COMPANY, filed with the Secretary of State on the 30th day of January, 1990.

     3. That instrument is incorrect in that it did not incorporate prior Resolutions of the Company's Board of Directors related to the creation and issuance of additional series of preferred stock, and it did incorporate references to a series of preferred stock which had been previously retired.

     4. Paragraphs (1) and (2) of Article VI of the RESTATED ARTICLES OF INCORPORATION WITHOUT AMENDMENT OF CENTRAL POWER AND LIGHT COMPANY are corrected to read as follows:

          "(1) The aggregate number of shares which the corporation shall have authority to issue shall be (a) 12,000,000 shares of Common Stock of the par value of $25 per share and (b) 3,035,000 shares of Preferred Stock of the par value of $100 per share, of which 100,000 shares shall be designated and known as the "4% Preferred Stock" and shall constitute a series of the Preferred Stock; 75,000 shares shall be designated and known as the "4.20% Preferred Stock" and shall constitute a series of the Preferred Stock; 260,000 shares shall be designated and known as the "7.12% Preferred Stock" and shall constitute a series of the Preferred Stock; 500,000 shares shall be designated and known as the "8.72% Preferred Stock" and shall constitute a series of the Preferred Stock; 500,000 shares shall be designated and known as the "10.05% Preferred Stock" and shall constitute a series of the Preferred Stock; 750,000 shares shall be designated and known as the "Money Market Cumulative PreferredTM Stock" and shall constitute a series of the Preferred Stock; 425,000 shares shall be designated and known as the "Auction Preferred Stock, Series A" and shall constitute a series of the Preferred Stock; and 425,000 shares shall be designated and known as the "Auction Preferred Stock, Series B" and shall constitute a series of the Preferred Stock. The Board of Directors of the corporation shall have authority to establish by resolution, from time to time, one or more other series of the Preferred Stock and to fix and determine the designations, the rates, dates, terms and other conditions upon which dividends shall be payable, redemption prices and terms and conditions of redemption, amounts payable in the event of the voluntary liquidation of the corporation as hereinafter provided, sinking fund provisions, provisions for the redemption or purchase of shares, conversion rights, if any, and terms and conditions of conversion, and any other special rights or preferences which the Board of Directors may have authority under the laws of the State of Texas to fix and determine, applicable to the shares of any such other series, provided that the terms and provisions set forth herein with respect to the Preferred Stock shall be applicable to all shares of the Preferred Stock of each series except as and to the extent other-wise provided herein or fixed and determined by the Board of Directors by resolution establishing a particular series pursuant to the authority herein vested in such Board. Shares of the Preferred Stock from time to time authorized and unissued may be issued as shares of any existing series of Preferred Stock or of any one or more other series so established by the Board of Directors.

          "(2) The holders of shares of the Preferred Stock shall be entitled to receive, in respect of each share held, dividends upon the par value thereof at the annual rate specified in the designation of such share or as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series out of the surplus or net profits of the corporation. Dividends on shares of 4% Preferred Stock, 4.20% Preferred Stock, 7.12% Preferred Stock, 8.72% Preferred Stock, and 10.05% Preferred Stock shall be payable quarter-yearly on February first, May first, August first and November first in each year, when and as declared by the Board of Directors. Dividends on shares of any other series of Preferred Stock shall be payable on the dates and as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series. Such dividends shall be cumulative (a) as to shares initially issued of any series, from the date of issue or such other date as may be provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series and (b) as to all other shares of such series. from the first day of the dividend period in which issued; and such dividends shall be paid, or declared and set apart for payment, before any dividends shall be declared or paid on or set apart for the Common Stock, so that if for any past dividend period or the current dividend period dividends on the Preferred Stock (of all series) shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and funds set apart for the payment thereof before any dividends shall be declared or paid on or set apart for the Common Stock. The term "dividend period", as used herein, refers to each period commencing on the date on which dividends, if declared, shall be payable and ending on the day preceding such date. The holders of shares of the Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends at the annual rate specified in the designation of such shares or as provided in the resolution of the Board of Directors authorizing the initial issue of shares of such series.

     All shares of the preferred Stock at any time authorized, regardless of the series or designation thereof, shall constitute one class of stock and, excepting only as to the designations thereof, the par value thereof, the rates, dates, terms and other conditions upon which dividends shall be payable thereon, the redemption prices and terms thereof, the amounts payable in respect thereof in the event of the voluntary liquidation, dissolution or winding up of the corporation and any provisions as to sinking fund or conversion into other securities, shall be of equal rank and confer equal rights upon the holders thereof. Whenever full cumulative dividends as aforesaid upon the Preferred Stock (of all series) and upon any other shares of stock having priority as to dividends over the Common Stock, then outstanding, for all past dividend periods and for the current dividend period shall have been paid, or declared and set apart for payment, the Board of Directors may declare and pay dividends on the Common Stock of the corporation, subject, however, to the restrictions hereinafter set forth."


     IN TESTIMONY WHEREOF, Central Power and Light Company has caused the foregoing Articles of Correction to be executed in duplicate on its behalf by its officers duly authorized, on this 23 day of April, 1992.

                                   CENTRAL POWER AND LIGHT COMPANY

                                 By   P. Richard Shamblin
                                 Vice President - Finance


                                 By   C Wayne Stice
                                       Secretary

                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                         CENTRAL POWER AND LIGHT COMPANY


                        Central Power and Light Company (the "Corporation"), a

           corporation organized and existing by virtue of the laws of the

           State of Texas, executes these Articles of Amendment to its

           Restated Articles of Incorporation, as amended, pursuant to the provisions of Article 4.04 of the Texas Business Corporation

           Act:

                         1. The name of the corporation is Central Power and

           Light Company.

                         2. Paragraph (1)(a) of Part II of the Statement of

           Resolution Establishing the Auction Rate Preferred Stock, Series

           A (the "APS A") of the Corporation's Restated Articles of

           Incorporation is hereby amended by changing the first sentence thereof to read as follows:

                         (a) "'AA' Rate Multiple", on any Auction Date shall

                         mean the percentage determined as set forth below

                         based on the prevailing rating of APS in effect at the

                         close of business on the Business Day immediately

                         preceding such Auction Date:

                               Prevailing Rating*            Percentage

                               AA-/aa3 or above                 150%
                               A-/A3                            200%
                               BBB-/baa3                        225%
                               Below BBB-/baa3                  275%

                         *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate of 200% of the 'AA' Composite Commercial Paper Rate.

                   The Board of Directors may at its option and in its

                   sole discretion, by written notice delivered to the

                   Trust Company and the Securities Depository, increase

                   the AA Rate Multiples without obtaining approval of

                   the holders of the APS as follows:

                      Prevailing Rating*                  Percentage

                      AA-/aa3 or above                    up to 175%
                      A-/A3                               up to 225%
                      BBB-/baa3                           up to 250%
                      Below BBB-/baa3                     up to 300%

                   *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate of 225% of the 'AA' Composite Commercial Paper Rate."

                   The Board of Directors may also designate higher AA

                   Rate Multiples than those referred to in the preceding

                   sentence upon receipt of an opinion of counsel to the

                   Corporation that the use of higher AA Rate Multiples

                   will not adversely affect the federal income tax

                   treatment of the APS.  However, in no event will

                   higher AA Rate Multiples be designated by the Board of

                   Directors unless the Coverage Test for the issuance of

                   additional preferred stock complies with the

                   Commission's Statement of Policy Regarding Preferred

                   Stock Subject to the Public Utility Holding Company

                   Act of 1935 (February 16, 1956, HCAR 13106).

                   3.  The foregoing amendment has been effected in

         conformity with the provisions of the Texas Business Corporation

         Act and the Corporation's Restated Articles of Incorporation and was duly approved and adopted on May 21, 1992, by the holders of shares of the Corporation's APS A entitled to vote thereon.

                 4. The number of shares of stock of the Corporation outstanding at the time of the adoption of said amendment was 6,755,535 shares of

        Common Stock and 2,858,750 shares of Preferred Stock. Holders of shares of the Corporation's APS A were entitled to vote on said amendment as a class.

        375,000 shares of the APS A voted for the Amendment set forth in paragraph 2 of these Articles; and 0 shares of APS A voted against such amendment.

        Dated:  October 8, 1992



                                        CENTRAL POWER AND LIGHT COMPANY
                                      By P Richard Shamblin

        (Corporate seal)
        ATTEST:
          C Wayne Stice

        STATE OF TEXAS
        COUNTY OF NUECES
                   I, the undersigned authority, do hereby certify that on this day personally appeared before me P. Richard Shamblin who declared he is Vice President - Finance of the corporation executing the foregoing document, and being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements contained therein are true.
                   IN WITNESS WHEREOF, I have hereunto set my hand and seal this 8th day of October, 1992.


                      Imelda V. Perez
                      Notary Public, Nueces County, Texas

                              ARTICLES OF AMENDMENT

                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                         CENTRAL POWER AND LIGHT COMPANY

                   Central Power and Light Company (the "Corporation"), a

        corporation organized and existing by virtue of the laws of the

        State of Texas, executes these Articles of Amendment to its

        Restated Articles of Incorporation, as amended, pursuant to the provisions of Article 4.04 of the Texas Business Corporation

        Act:

                   1. The name of the corporation is Central Power and

        Light Company.

                   2. Paragraph (1)(a) of Part II of the Statement of

        Resolution Establishing the Auction Rate Preferred Stock, Series

        B (the "APS B") of the Corporation's Restated Articles of

        Incorporation is hereby amended by changing the first sentence thereof to read as follows:

                   (a) "'AA' Rate Multiple", on any Auction Date shall

                   mean the percentage determined as set forth below

                   based on the prevailing rating of APS in effect at the

                   close of business on the Business Day immediately

                   preceding such Auction Date:

                       Prevailing Rating*              Percentage

                       AA-/aa3 or above                  150%
                       A-/A3                              200%
                       BBB-/baa3                          225%
                       Below BBB-/baa3                    275%

                   *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate, of 200% of the 'AA' Composite Commercial Paper Rate.

                    The Board of Directors may at its option and in its

                    sole discretion, by written notice delivered to the

                    Trust Company and the Securities Depository, increase

                    the AA Rate Multiples without obtaining approval of

                     the holders of the APS as follows:

                        Prevailing Rating*                     Percentage

                        AA-/aa3 or above                       up to 175%
                        A-/A3                                  up to 225%
                        BBB-/baa3                              up to 250%
                        Below BBB-/baa3                        up to 300%

                     *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate of 225% of the 'AA' Composite Commercial Paper Rate."

                     The Board of Directors may also designate higher AA

                     Rate Multiples than those referred to in the preceding

                     sentence upon receipt of an opinion of counsel to the

                     Corporation that the use of higher AA Rate Multiples

                     will not adversely affect the federal income tax

                     treatment of the APS.  However, in no event will

                     higher AA Rate Multiples be designated by the Board of

                     Directors unless the Coverage Test for the issuance of

                     additional preferred stock complies with the

                     Commission's Statement of Policy Regarding Preferred

                     Stock Subject to the Public Utility Holding Company

                     Act of 1935 (February 16, 1956, HCAR 13106).

                     3. The foregoing amendment has been effected in

         conformity with the provisions of the Texas Business Corporation

         Act and the Corporation's Restated Articles of Incorporation and was duly approved and adopted on June 4, 1992, by the holders of shares of the Corporation's APS B entitled to vote thereon.

                 4. The number of shares of stock of the Corporation

        outstanding at the time of the adoption of said amendment was 6,755,535 shares of Common Stock and 2,858,750 shares of Preferred Stock. Holders of shares of the Corporation's APS B were entitled to vote on said amendment as a class.

        339,000 shares of the APS B voted for the Amendment set forth in paragraph 2 of these Articles; and 0 shares of APS B voted against such amendment.

        Dated:  October 8, 1992

                                        CENTRAL POWER AND LIGHT COMPANY
                                        By  P. Richard Shamblin

        (Corporate Seal)
        ATTEST:

        C. Wayne Stice

        STATE OF TEXAS

        COUNTY OF NUECES;

                   I, the undersigned authority, do hereby certify that on

        this day personally appeared before me P. Richard Shamblin who declared he is Vice President - Finance of the corporation executing the foregoing document, and being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements contained therein are true.

                   IN WITNESS WHEREOF, I have hereunto set my hand and seal this

        8th day of October, 1992.


                                          Imelda V. Perez
                                  Notary Public, Nueces County, Texas

                              ARTICLES OF AMENDMENT
                                       TO
                       RESTATED ARTICLES OF INCORPORATION
                         CENTRAL POWER AND LIGHT COMPANY

                    Central Power and Light Company (the "Corporation"), a

        corporation organized and existing by virtue of the laws of the

        State of Texas, executes these Articles of Amendment to its

        Restated Articles of Incorporation, as amended, pursuant to the provisions of Article 4.04 of the Texas Business Corporation

        Act:

                    1. The name of the corporation is Central Power and

        Light Company.

                    2. Paragraph (1)(a) of Part II of the Statement of

        Resolution Establishing the Money Market Cumulative Preferred

        Stock (the "MMP") of the Corporation's Restated Articles of

        Incorporation is hereby amended by changing the first sentence thereof to read as follows:

                    (a) "'AA' Rate Multiple", on any Auction Date shall

                    mean the percentage determined as set forth below

                    based on the prevailing rating of MMP in effect at the

                    close of business on the Business Day immediately

                    preceding such Auction Date:

                        Prevailing Rating*               Percentage

                        AA-/aa3 or above                   150%
                        A-/A3                               200%
                        BBB-/baa3                           225%
                        Below BBB-/baa3                     275%

                    *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate of 200% of the 'AA' Composite Commercial Paper Rate.

                    The Board of Directors may at its option and in its

                    sole discretion, by written notice delivered to the

                    Trust Company and the Securities Depository, increase

                    the AA Rate Multiples without obtaining approval of

                    the holders of the MMP as follows:

                       Prevailing Rating*                 Percentage

                       AA-/aa3 or above                   up to 175%
                       A-/A3                              up to 225%
                       BBB-/baa3                          up to 250%
                       Below BBB-/baa3                    up to 300%

                    *In the case of a split rating, the Maximum Rate will be determined on the basis of the lower rating. For example, a rating of AA/A would result in a maximum Rate of 225% of the 'AA' Composite Commercial Paper Rate."

                    The Board of Directors may also designate higher AA

                    Rate Multiples than those referred to in the preceding

                    sentence upon receipt of an opinion of counsel to the

                    Corporation that the use of higher AA Rate Multiples

                    will not adversely affect the federal income tax

                    treatment of the MMP.  However, in no event will

                    higher AA Rate Multiples be designated by the Board of

                    Directors unless the Coverage Test for the issuance of

                    additional preferred stock complies with the

                    Commission's Statement of Policy Regarding Preferred

                    Stock Subject to the Public Utility Holding Company

                    Act of 1935 (February 16, 1956, HCAR 13106).

                    3.  The foregoing amendment has been effected in

         conformity with the provisions of the Texas Business Corporation

         Act and the Corporation's Restated Articles of Incorporation and was duly approved and adopted on June 18, 1992, by the holders of shares of the Corporation's MMP entitled to vote thereon.

                 4. The number of shares of stock of the Corporation outstanding at the time of the adoption of said amendment was 6,755,535 shares of

        Common Stock and 2,858,750 shares of Preferred Stock. Holders of shares of the Corporation's MMP were entitled to vote on said amendment as a class.

        690,000 shares of the MMP voted for the Amendment set forth in paragraph 2 of these Articles; and 0 shares of MMP voted against such amendment.

        Dated: October 8, 1992



                                        CENTRAL POWER AND LIGHT COMPANY


                                        By P Richard Shamblin


        (Corporate Seal)

        ATTEST:

              C Wayne Stice

         STATE OF TEXAS

         COUNTY OF NUECES

                    I, the undersigned authority, do hereby certify that on this day personally appeared before me P. Richard Shamblin who declared he is Vice President - Finance of the corporation executing the foregoing document, and being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements contained therein are true.

                    IN WITNESS WHEREOF, I have hereunto set my hand and seal

         this 8th day of October, 1992.


                                         Imelda V. Perez
                                Notary Public, Nueces County, Texas

                                                                February 1, 1994
                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

1.   The name of the corporation is Central Power and Light Company.

     The corporation's charter number is 00085011-00.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

     P.O. Box 2121, 539 N. Carancahua, Corpus Christi, TX 78403-2121.

3.   A.   The address of the NEW registered office is: (Please provide street address, city, state and zip code.  The address must be in Texas).

OR   B. X The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is C. Wayne Stice.

5.   A. X The name of the NEW registered agent is Cris Wright.

OR   B.   The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                     (Profit coporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.   The board of directors; OR
     B. X An officer of the corporation so authorized by the board of directors; OR
     C. The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

                                                  Melanie J. Richardson
                                                  An Authorized Officer
                                                  Melanie J. Richardson
                                                  Vice President and Treasurer

                                                                   May 26, 1994
                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

1.   The name of the corporation is Central Power and Light Company.

     The corporation's charter number is 00085011-00.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

     P.O. Box 2121, 539 N. Carancahua, Corpus Christi, TX 78403-2121.

3.   A.   The address of the NEW registered office is: (Please provide street address, city, state and zip code.  The address must be in Texas).

OR   B. X The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Cris Wright.

5.   A. X The name of the NEW registered agent is Kathryn S. Murlin.

OR   B.   The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                     (Profit coporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.   The board of directors; OR
     B. X An officer of the corporation so authorized by the board of directors; OR
     C. The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

                                                  Melanie J. Richardson
                                                  An Authorized Officer
                                                  Melanie J. Richardson
                                                  Vice President-Administration

                                                                   May 1, 1995
                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                        OR REGISTERED AGENT OR BOTH BY
                                 A CORPORATION

1.   The name of the corporation is Central Power and Light Company.

     The corporation's charter number is 00085011-00.

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

     P.O. Box 2121, 539 N. Carancahua, Corpus Christi, TX 78403-2121.

3.   A.   The address of the NEW registered office is: (Please provide street address, city, state and zip code.  The address must be in Texas).

OR   B. X The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Kathryn S. Murlin.

5.   A. X The name of the NEW registered agent is Cris Wright.

OR   B.   The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                     (Profit coporations may select A or B)
                (Non-Profit corporations may select A, B, or C)

     A.   The board of directors; OR
     B. X An officer of the corporation so authorized by the board of directors; OR
     C. The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

                                                  Melanie J. Richardson
                                                  An Authorized Officer
                                                  Melanie J. Richardson
                                                  Vice President-Administration

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         CENTRAL POWER AND LIGHT COMPANY


        Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to the Articles of Incorporation:

        ARTICLE ONE. The name of the corporation is Central Power and Light Company.

        ARTICLE TWO. The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 7, 1997.

        The Articles of Incorporation are hereby amended to delete subsection
(c) of paragraph (6) of Article VI which read in its entirety as follows:

               (c) issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness (herein referred to as "unsecured obligation"), for any purpose other than refunding or renewing outstanding unsecured obligations resulting in later maturities or funding existing unsecured indebtedness (not represented by unsecured obligations), if immediately after such issue or assumption (1) the principal amount of all unsecured obligations issued or assumed by the corporation and then outstanding would exceed 20% of the aggregate of
        (i) the principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the corporation and then outstanding and (ii) the total capital stock and surplus of the corporation as then recorded on its books or (2) the principal amount of all unsecured obligations maturing in less than ten years, issued or assumed by the corporation and then outstanding, computed as herein provided, would exceed 10% of such aggregate. For the purpose of this subparagraph (c), the principal amount of any unsecured obligations which had an original single maturity of more than ten years from the date thereof, and the principal amount of the final maturity of any serially-maturing unsecured obligations which had one or more original maturities of more than ten years from the date thereof, shall not be regarded as unsecured obligations maturing in less than ten years until such principal amount shall be due or required to be paid within three years.

        ARTICLE THREE. The number of shares of the corporation outstanding at the time of adoption of the amendment was 8,530,535 and the number of shares entitled to vote thereon was 8,530,535.

        The designation and number of outstanding shares of each class or series entitled to vote thereon as a class were as follows:

                                               Number of Shares Outstanding
     CLASS OR SERIES                              AND ENTITLED TO VOTE
        Common                                          6,755,535
        Preferred                                       1,775,000

        ARTICLE FOUR. The number of shares of the corporation voted for the amendment was 8,099,068 and the number of shares of the corporation voted against the amendment was 172.

        The number of shares of each class or series entitled to vote as a class or series voted for or against such amendment was as follows:

                                  Number of Shares          Number of Shares
     CLASS OR SERIES                 VOTED FOR                VOTED AGAINST

        Common                       6,755,535                       0
        Preferred                    1,344,073                     172

        ARTICLE FIVE. The foregoing amendment will not effect a change in the amount of stated capital of the corporation.

                                             CENTRAL POWER AND LIGHT COMPANY


                                             By: Wendy G. Hargus
                                             Name: Wendy G. Hargus
                                             Title: Treasurer